Derivative Financial Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES
DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

In the normal course of business, our operations are exposed to global market risks, including the effect of changes in interest rates and foreign currency exchange rates. To manage these risks, we enter into highly effective derivative contracts:

•	Interest rate contracts, including swaps, that are used to manage the effects of interest rate fluctuations;

•	Foreign currency exchange contracts, including forwards, that are used to manage foreign exchange exposure; and

•	Cross-currency interest rate swap contracts that are used to manage foreign currency and interest rate exposures on foreign-denominated debt.

We review our hedging program, derivative positions, and overall risk management strategy on a regular basis.

Derivative Financial Instruments and Hedge Accounting. Derivative assets and derivative liabilities are recorded in Derivative financial instruments on our balance sheet at fair value and presented on a gross basis.

Our derivatives are over-the-counter customized derivative transactions and are not exchange traded. We estimate the fair value of these instruments using industry-standard valuation models such as a discounted cash flow. These models project future cash flows and discount the future amounts to a present value using market-based expectations for interest rates, foreign exchange rates, and the contractual terms of the derivative instruments. The discount rate used is the relevant interbank deposit rate (e.g., LIBOR) plus an adjustment for nonperformance risk. The adjustment reflects the full credit default swap (“CDS”) spread applied to a net exposure, by counterparty, considering the master netting agreements and any posted collateral. We use our counterparty’s CDS spread when we are in a net asset position and our own CDS spread when we are in a net liability position.

We have elected to apply hedge accounting to certain derivatives. Derivatives that are designated in hedging relationships are evaluated for effectiveness using regression analysis at the time they are designated and throughout the hedge period. Some derivatives do not qualify for hedge accounting; for others, we elect not to apply hedge accounting.

Fair Value Hedges. We use derivatives to reduce the risk of changes in the fair value of debt. We have designated certain receive-fixed, pay-float interest rate swaps as fair value hedges of fixed-rate debt. The risk being hedged is the risk of changes in the fair value of the hedged debt attributable to changes in the benchmark interest rate. If the hedge relationship is deemed to be highly effective, we record the changes in the fair value of the hedged debt related to the risk being hedged in Debt with the offset in Other income, net. The change in fair value of the related derivative (excluding accrued interest) also is recorded in Other income, net. Net interest settlements and accruals on fair value hedges are excluded from the assessment of hedge effectiveness and are reported in Interest expense. The cash flows associated with fair value hedges are reported in Net cash provided by/(used in) operating activities in our statement of cash flows.

When a fair value hedge is de-designated, or when the derivative is terminated before maturity, the fair value adjustment to the hedged debt continues to be reported as part of the carrying value of the debt and is amortized over its remaining life.

Derivatives Not Designated as Hedging Instruments. We report net interest settlements and accruals and changes in the fair value of interest rate swaps not designated as hedging instruments in Other income, net. Foreign currency revaluation on accrued interest along with gains and losses on foreign exchange contracts and cross currency interest rate swaps are reported in Other income, net. Cash flows associated with non-designated or de-designated derivatives are reported in Net cash provided by/(used in) investing activities in our statement of cash flows.

NOTE 9. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES (Continued)

Income Effect of Derivative Financial Instruments

The gains/(losses), by hedge designation, recorded in income for the years ended December 31 were as follows (in millions):

	2014	2015	2016
Fair value hedges
Interest rate contracts
Net interest settlements and accruals excluded from the assessment of hedge effectiveness	$304	$370	$367
Ineffectiveness (a)	20	3	4
Derivatives not designated as hedging instruments
Interest rate contracts	(41)	(58)	(9)
Foreign currency exchange contracts (b)	68	66	179
Cross-currency interest rate swap contracts	161	100	398
Total	$512	$481	$939
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(a)
For 2014, 2015, and 2016, hedge ineffectiveness reflects the net change in fair value on derivatives of $407 million gain, $72 million gain, and $120 million loss, respectively, and change in value on hedged debt attributable to the change in benchmark interest rates of $387 million loss, $69 million loss, and $124 million gain, respectively.

(b)
The gains related to forward contracts between Ford Credit and an affiliated company were $68 million, $66 million, and $210 million for the years ended December 31, 2014, 2015, and 2016, respectively.

Balance Sheet Effect of Derivative Financial Instruments

Derivative assets and liabilities are recorded on the balance sheet at fair value and are presented on a gross basis. The notional amounts of the derivative instruments do not necessarily represent amounts exchanged by the parties and are not a direct measure of our financial exposure. We also enter into master agreements with counterparties that may allow for netting of exposure in the event of default or breach of the counterparty agreement.

The fair value of our derivative instruments and the associated notional amounts, presented gross, at December 31 were as follows (in millions):

	2015			2016
	Notional	Fair Value of Assets	Fair Value of Liabilities	Notional	Fair Value of Assets	Fair Value of Liabilities
Fair value hedges
Interest rate contracts	$28,964	$670	$16	$33,175	$487	$80
Derivatives not designated as hedging instruments
Interest rate contracts	62,638	159	112	61,689	156	74
Foreign currency exchange contracts (a)	1,713	22	4	1,791	24	4
Cross-currency interest rate swap contracts	3,137	73	111	3,201	242	8
Total derivative financial instruments, gross (b) (c)	$96,452	924	243	$99,856	909	166
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(a)	Includes forward contracts between Ford Credit and an affiliated company.

(b)	As of December 31, 2015 and 2016, the net obligation to return cash collateral was $0 and $3 million, respectively.

(c)
At December 31, 2015 and 2016, the fair value of derivative assets and liabilities available for counterparty netting was $167 million and $113 million, respectively. All derivatives are categorized within Level 2 of the fair value hierarchy.